For Tax-Exempt Income

         DELAWARE GROUP
National Tax-Free Funds

(Various photos demonstrating service and guidance, professional management and goals)


service and guidance

professional management

  1997
Annual
Report

goals




Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

DELAWARE
GROUP
--------

A Commitment To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions including some of America's largest pension funds reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $39 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $115 billion in assets.

tax-exempt
national income

(Photo of glasses, pen and keyboard)


A TRADITION OF SOUND INVESTING

(Photo of illustration)

Tax-Free Funds' Objectives

Tax-Free USA Fund
To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

Tax-Free Insured Fund
To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management and preservation of capital.

Tax-Free USA
Intermediate Fund
To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

commitment

September 3, 1997

(Photo of Wayne A. Stork, Chairman)

Wayne A. Stork
      Chairman

Dear Shareholder:

I AM PLEASED TO REPORT THAT DURING FISCAL 1997
Delaware Group became one of the nation's largest managers of municipal bond funds with the April 30 acquisition of the Voyageur family of funds.
        Delaware also strengthened its commitment to prudently managing your investment dollars by adding Mitchell L. Conery, a veteran portfolio manager from New York, as co-manager of its national tax-free funds.
        Dynamic change was a hallmark of the tax-exempt securities market during the 12 months ended August 31, 1997. Despite investor uncertainty about consumer price trends and tax changes in Washington, municipal bond prices rose, enabling Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund to each achieve its highest total return since 1993, as shown on pages 23 to 25 (for A Class shares).
        Delaware's investment strategy of maximizing tax-exempt income did not allow these funds to fully benefit from the rise in bond prices that occurred in the late spring and early summer. On a total return basis, each fund underperformed its unmanaged benchmark and the average of its peers, as shown on page 2.
        However, making short-term bets on the direction of interest rates has never been Delaware's style. Income has typically been the primary component of total return from fixed-income investments, and our approach to the municipal bond market has consistently reflected the lessons of history.
        Several events helped bolster confidence in tax-exempt securities during fiscal 1997 and auger well for the municipal bond market in the coming year:


* The Federal Reserve Board's monetary policy has allowed the U.S. to enjoy healthy economic growth and benign inflation;

During the past year, Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund each achieved its highest total return since 1993 (for A Class shares).

                                        1 9 9 7  a n n u a l  r e p o r t      1

TOTAL RETURN AND YIELD
--------------------------------------------------------------------------------

                                                   Total Return           30-Day SEC Yield
------------------------------------------------------------------------------------------
                                                 12 Months Ended               As of
                                                 August 31, 1997          August 31, 1997
------------------------------------------------------------------------------------------
Tax-Free USA Fund A                                   +7.79%                    4.35%
Lehman Brothers Municipal Bond Index                  +9.25%                    5.01%
Lipper Municipal Debt Fund Average
    (233 funds)                                       +8.83%                    4.27%
------------------------------------------------------------------------------------------
Tax-Free Insured Fund A                               +8.07%                    3.76%
Lehman Brothers Insured Bond Index                    +9.47%                    5.07%
Lipper Insured Municipal Debt Fund Average
    (48 funds)                                        +8.20%                    4.04%
------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund A                      +6.57%                    3.91%
Merrill Lynch Three-to-Seven Year
    Municipal Bond Index                              +7.41%                    4.67%
Lipper Intermediate Municipal Debt Average
    (135 funds)                                       +7.03%                    3.71%


All performance quoted above is based on net asset value and reinvestment of distributions. Performance for all classes of the three Funds above can be found on pages 12 and 13. Yields calculated according to Securities and Exchange Commission guidelines. B and C Class 30-day current yields were, respectively, 3.68% for Tax-Free USA Fund; 3.08% for Tax-Free Insured Fund and 3.15% for Tax-Free USA Intermediate Fund. Past performance does not guarantee future results.

research &
discipline


*  Most states have budget surpluses and high credit ratings;
* The overall supply of new municipal bonds has remained relatively modest, helping bolster bond prices since investor demand has generally been steady; and,
* Dividends are still taxed at a higher rate than capital gains at the federal level, providing an incentive for income-oriented investors to consider tax-exempt alternatives.

        In the pages that follow, Mr. Coyne and Mr. Conery outline the Fund's strategy and provide an outlook for fiscal 1998. Your Funds' managers generally believe that hospital and transportation-related debt as well as bonds issued by U.S. territories are among the sectors likely to do well for the balance of the calendar year.
        In our opinion, the acquisition of Voyageur may give Delaware additional clout in the municipal bond market. Delaware now manages more than $5 billion in municipal securities, nearly double the amount a year ago. We believe this larger size may benefit investors by providing portfolio managers with more pricing leverage when they select securities.


2         1 9 9 7  a n n u a l  r e p o r t

        Unlike many stocks, municipal bonds are not traded on an exchange. At times, large institutional buyers such as mutual funds may have an advantage in locating and purchasing securities on favorable terms. With a growing stable of national and single-state funds, we believe Delaware is well-positioned to be a major competitor in the municipal arena as we enter a new millennium.
        As one of the more than 16,000 shareholders in our national tax-free funds, you can take heart from the fact that your investment dollars are managed by a team of experienced professionals who are among the leaders in their field. On behalf of Delaware, I thank you for your continued support.

Sincerely,

signature

Wayne A. Stork
Chairman, President and Chief Executive Officer

Your Fund's Portfolio Managers

Patrick P. Coyne has managed fixed-income securities at Delaware since 1990. He holds an undergraduate degree in European History and Classics from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School of Business.

(Photo of Patrick P. Coyne)

Patrick P. Coyne

Mitchell L. Conery joined Delaware on January 2, 1997. He had been managing a $5 billion municipal bond portfolio for Travelers Group in New York City. Mr. Conery holds an MBA from the State University of New York at Albany. He holds a bachelor's degree from Boston University.

(Photo of Mitchell L. Conery)


Mitchell L. Conery

                                       1 9 9 7  a n n u a l  r e p o r t      3

MUNICIPAL BONDS OFFER
A YIELD ADVANTAGE OVER TREASURIES
--------------------------------------------------------------------------------

                        AAA-rated                      AAA-rated                   U.S. Treasury Yields
                      Municipal Bonds               Municipal Bonds         Adjusted for the 39.6% Tax Bracket
                      August 31, 1997               August 31, 1996                 (August 31, 1997)

   1 Year                   3.77%                         3.87%                           3.35%
M  2 Year                   3.97%                         4.12%                           3.59%
A  3 Year                   4.11%                         4.32%                           3.67%
T  4 Year                   4.22%                         4.47%                           3.72%
U  5 Year                   4.32%                         4.57%                           3.75%
R  7 Year                   4.49%                         4.77%                           3.80%
I  10 Year                  4.70%                         5.07%                           3.82%
T  15 Year                  5.08%                         5.48%                           3.92%
Y  20 Year                  5.23%                         5.65%                           4.03%
   25 Year                  5.26%                         5.69%                           4.01%
   30 Year                  5.28%                         5.71%                           3.99%

                                     YIELD

As municipal bond prices rose in fiscal 1997, yields on intermediate-term bonds declined 25 to 40 basis points (0.25 to 0.40%).


Treasury yields are adjusted downward to reflect the effect of a 39.6% federal income tax. Unlike Treasuries, municipal bonds are not guaranteed by the U.S. government.
Source: Bloomberg Business News.

Portfolio Managers' Review

THE 1997 FISCAL YEAR WAS perhaps the most significant time for the municipal bond market since federal tax laws were overhauled in 1986. Congress' Taxpayer Relief Act of 1997, passed in July, offered provisions that we believe are beneficial to municipal bond mutual fund investors. Consider that the law:

* Eliminated an element of uncertainty that surrounded tax-exempt securities ever since flat-tax proposals had surfaced prior to the 1996 federal elections;
* Increased the after-tax total return potential of municipal bonds by cutting the long-term capital gains tax from 28% to as low as 20%; and,
* Maintained municipal bonds' after-tax income advantage over bonds that generate taxable income because Congress did not reduce taxes on dividends.

        Thus, we believe municipal bond mutual funds remain one of the most attractive investments available for investors whose primary goal is to generate high after-tax income.


4       1 9 9 7  a n n u a l  r e p o r t

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                     August 31, 1996          August 31, 1997
--------------------------------------------------------------------------------
Tax-Free USA Fund
    Average Effective Duration          6.9 years                 6.2 years
    Average Effective Maturity         11.6 years                10.3 years
    Average Quality                         AA                       A1
    Average Weighted Coupon             6.75%                     6.52%
--------------------------------------------------------------------------------
Tax-Free Insured Fund
    Average Effective Duration          7.7 years                 7.7 years
    Average Effective Maturity         13.5 years                13.1 years
    Average Quality                        AA1                      AA1
    Average Weighted Coupon             6.37%                     6.25%
--------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund
    Average Effective Duration          4.6 years                 4.4 years
    Average Effective Maturity          5.6 years                 5.3 years
    Average Quality                        AA3                      AA3
    Average Weighted Coupon             5.59%                     5.49%

tax-exempt
    income


        Since last August, we believe several positive trends made fiscal 1997 a banner year for municipal bonds. The Federal Reserve Board's monetary policy has effectively controlled the pace of inflation, leading to lower interest rates. Two fundamental factors also helped boost bond prices during fiscal 1997:

* Modest Supply and High Demand. Since January, the amount of new tax-exempt securities issued by states and municipalities has risen by only 12% compared to a year earlier. Modest supplies have helped support bond prices since investor demand, primarily that of institutions such as mutual funds, has been high.

* Strong Credit Quality. More than 150 municipalities have had their bonds' credit rating upgraded during calendar 1997, according to Moody's Investors Services. Only one-third as many communities had their debt downgraded. As of August 31, 1997, eight states had AAA bond ratings, the highest rating available. That was three more states than a year earlier.

Strategic Positioning
Tax-Free USA Fund
Fiscal 1997 was a challenging yet rewarding year for Tax-Free USA Fund. Our conservative, income oriented approach allowed us to provide an attractive level of tax-exempt monthly dividends. At the


                                       1 9 9 7  a n n u a l  r e p o r t      5
same time, our strategy did not permit the Fund to fully benefit from the rally in municipal bond prices this past spring. The primary reason was that bonds we favor - those with superior income potential - tend to be less affected by short-term interest rate changes.
        Since August 1996, we've reduced Tax-Free USA Fund's sensitivity to changes in rates by reducing the Fund's average effective duration. Over the long term, we strive to approximate the effective duration of our benchmark, the Lehman Brothers Municipal Bond Index.
        However, as of August 31, the Fund's duration was more than a year lower than the index and lower than that of most of our peers because we believe bond prices are unlikely to rally substantially in the coming months. Although inflation appears tame, we believe the Federal Reserve Board is more likely than not to raise its target for short-term interest rates a modest amount by 1998.
        In our opinion, the yield on 30-year U.S. Treasury bonds is likely to remain within a range of 6.25% to 6.75% given the strength of the U.S.
economy. Should interest rates rise beyond 7% in fiscal 1998, we believe our positioning has the potential to help preserve principal to a greater degree than more aggressive investment strategies.
        Your Fund currently holds bonds in 36 states and a dozen different sectors of the municipal bond market. In recent months, we purchased New York General Obligation and Thruway bonds and decreased our holdings of electric utility bonds nationwide. Toll highway bonds can be attractive because they are generally financed with a relatively stable source of income from motorists. Electric

CREDIT QUALITY OF TAX-FREE USA FUND'S PORTFOLIO
--------------------------------------------------------------------------------
August 31, 1997

AAA 32.6%; AA 12.4%; A 15.2%; BBB 25.0%; BB and B 6.3%
Unrated 8.5%

Top Five States (August 31, 1997)

                        Percent            State's
                          of         General Obligation
State                  Net Assets        Bond Rating
-------------------------------------------------------
Florida                   9.8%                AA
Massachusetts             8.7%                A1
Pennsylvania              8.6%                A1
Louisiana                 5.8%                A3
Texas                     5.3%                AA

Approximately 20.8% of the income generated by Tax-Free USA Fund for the 12 months ended August 31, 1997, was subject to the alternative minimum tax.

During fiscal 1997, we reduced the portion of Tax-Free USA Fund's portfolio invested in unrated bonds and AAA bonds and increased our position in bonds rated BBB. Florida remained the Fund's top state.


6     1 9 9 7  a n n u a l  r e p o r t
utility bonds, meanwhile, have become less attractive because the industry faces increasing competition for customers.
        In fiscal 1997, Tax-Free USA Fund invested in airport bonds that offered above-average yields and performed well. During the year, the rising fortunes of commercial airlines helped lift prices of municipal bonds that finance airport improvement projects. This sector represented the largest portion of your Fund's portfolio for much of the fiscal year. Our holdings included bonds issued for work at Delta Airlines' hub in Atlanta and American Airlines' hub at Dallas-Fort Worth International.

In fiscal 1997, Tax-Free USA Fund invested in airport bonds that offered above-average yields and performed well.

        Another area of opportunity for Tax-Free USA during fiscal 1997 was discount bonds - those trading at less than face value. We sought to allocate between 20% to 25% of the Fund's net assets to discount bonds, which in our opinion, was a relatively low risk way to benefit from any rise in bond prices; we generally achieved our goal. As prices of these securities rose to more than par, we tended to sell and reinvest the proceeds in additional discount bonds.
        Tax-Free USA Fund's success was overshadowed by a thorn in its side that accounts, in part, for why the Fund's overall return for 1997 was lower than the average of its peers. We owned bonds of two troubled paper recycling plants in Massachusetts and West Virginia (about 3.4% of net assets as of August 31, 1997) which represented a nearly 100 basis point (1%) drag on our performance in fiscal 1997.
        We have been attempting to recover our investment and we will continue our efforts to resolve the situation.


Tax-Free Insured Fund
Employing national diversification and income-oriented strategies similar to Tax-Free USA Fund, Tax-Free Insured Fund invests primarily in municipal bonds protected by insurance guaranteeing the payment of principal and interest when due.
        Bond insurance generally reduces the risk of loss due to financial difficulties of an issuer; however, such bonds are still subject to price fluctuations as interest rates rise and fall. The effect of the insurance on opportunity

                                     1 9 9 7  a n n u a l  r e p o r t        7

CREDIT QUALITY OF TAX-FREE INSURED FUND'S PORTFOLIO
--------------------------------------------------------------------------------
August 31, 1997

AAA 82.6%; AA and A 5.8%; BBB 10.3%; Non-Rated 1.3%

Top Five States (August 31, 1997)

                        Percent            State's
                          of         General Obligation
State                  Net Assets        Bond Rating
-------------------------------------------------------
Illinois                 17.4%               AA3
Ohio                     10.7%               AA1
Pennsylvania             10.6%                A1
Texas                     9.0%                AA
Massachusetts             8.7%                A1

Approximately 8.6% of the income generated by Tax-Free Insured Fund for the 12 months ended August 31, 1997 was subject to the alternative minimum tax.

We increased Tax-Free Insured Fund's holdings in Ohio and Texas during fiscal 1997 while maintaining a portfolio of bonds with very high quality ratings.


reducing the risk of loss depends on the financial strength of the insurance company guaranteeing the bonds.
        Insurance companies guaranteed more than 50% of all bonds issued during 1996, and in some states such as Pennsylvania nearly three-quarters of all new bonds were insured, according to The Bond Buyer, a trade publication.
        Tax-Free Insured Fund favors very high quality securities. During fiscal 1997, the Fund outperformed Tax-Free USA Fund primarily because Tax-Free Insured Fund had a large percentage of very high quality securities in its portfolio. Typically, bonds rated AAA enjoy greater amounts of price appreciation than lower rated securities when interest rates fall. Tax-Free Insured Fund's total return was less than that of the unmanaged Lehman Brothers Insured Bond Index primarily because the Fund's average effective duration was about three months shorter.
        As of August 31, hospital bonds represented the largest portion of the Fund's net assets - 17.3%. This was almost double the percentage the Fund held at the end of fiscal 1996. We believe the health care sector insured

8       1 9 9 7  a n n u a l  r e p o r t
offers especially attractive returns for investors who can successfully select institutions that can thrive amid a continuing wave of industry competition and consolidation.
        This past spring, we slightly reduced our position in housing bonds during fiscal 1997 because we were concerned about an increase in mortgage prepayments. When interest rates fall by a large amount, there has historically been a greater likelihood that many homeowners will refinance what they owe.

caption:
We believe the health care sector offers especially attractive returns for investors who can successfully select institutions that can thrive amid a continuing wave of industry competition and consolidation.

Tax-Free USA Intermediate Fund
Intermediate-term municipal bonds generally offer a high percentage of the tax-exempt income typically available from long-term bonds with less risk from interest rate fluctuations. However, during fiscal 1997, the income advantage provided by 10-year municipal bonds compared with one-year municipal securities narrowed from 230 basis points (2.3%) to 150 basis points (1.5%). This prompted us to focus on shorter term securities and increase the relative quality of the portfolio by eliminating the modest posit ion in unrated bonds that we had at the start of fiscal 1997.
        As of August 31, 1997, Tax-Free USA Intermediate Fund's duration was slightly shorter than that of our benchmark, the Merrill Lynch Three-to-Seven Year Municipal Bond Index. This reflected an effort to preserve principal while attempting to generate a relatively attractive level of income. Our conservative approach generated a total return that was lower than that of the unmanaged Merrill Lynch index.
        During the year, your Fund's management increased its positioning in bonds issued by New York and Illinois municipalities that offered superior yields. For example, one of the Fund's largest holdings was quality

CREDIT QUALITY
OF TAX-FREE USA INTERMEDIATE FUND'S PORTFOLIO
--------------------------------------------------------------------------------
August 31, 1997
AAA 54.6%; AA 17.7%; A 2.1%; BBB 25.6%;

Top Five States (August 31, 1997)

                        Percent            State's
                          of         General Obligation
State                  Net Assets        Bond Rating
-------------------------------------------------------
Pennsylvania             23.6%                A1
Missouri                 10.5%               AAA
Illinois                 10.4%               AA3
Michigan                  9.3%               AA2
New York                  5.9%                A2

Approximately 11.5% of the income generated by Tax-Free USA Intermediate Fund for the 12 months ended August 31, 1997 was subject to the alternative minimum tax.

During fiscal 1997 we eliminated unrated bonds from Tax-Free USA Intermediate Fund's portfolio and increased our positioning in Illinois and New York bonds with moderate investment grade ratings.



                                       1 9 9 7  a n n u a l  r e p o r t      9
industrial development bonds issued by New York City to finance a project for the Greater New York YMCA. This past summer, your Fund's performance was aided by the fact that Standard & Poor's upgraded New York State's bond rating.
        We also selectively added relatively high quality bonds issued by Puerto Rico. These securities were much in demand by many institutional investors because they generate income that is generally exempt from federal and state taxes, making them especially desirable to mutual fund managers seeking to diversify the portfolios of both single-state and national municipal bond funds.


We are generally focusing on higher quality issues in states and sectors where credit risk can be easily defined.

Summary Outlook
In our opinion, some municipal securities are currently overvalued. The average yield on high-quality, 10-year municipal bonds as of August 31, 1997 was relatively low, in our opinion, and leads us to be cautious for the months ahead.
        If the municipal bond yields rise to more than 80% of Treasuries, we are prepared to be more aggressive buyers of tax-exempt securities for each of our national municipal bond funds. In the meantime, we are generally focusing on higher quality issues in states and sectors where credit risk can be easily defined.
        Despite current market conditions, we are optimistic we can continue to find bonds with superior income potential at attractive prices. One reason is that Delaware's April 30, 1997, acquisition of the Voyageur fund family has provided your Funds' managers with access to the talent, experience and buying power of a combined firm that is now one of the nation's largest municipal bond fund managers.
        For example, in fiscal 1997 we purchased bonds financing Denver's major airport at what we believe was an attractive price for Tax-Free USA Fund's portfolio. The portfolio manager of Delaware-Voyageur's Tax-Free Colorado Fund, who is based in Denver, provided us with valuable first-hand insight into the financial dynamics of Colorado's bond market.

outlook

10      1 9 9 7  a n n u a l  r e p o r t

        In the coming months, we hope to continue to tap the state-specific knowledge of our new Voyageur colleagues as we select bonds for our national tax-free funds. By seeking a balance between quality and high income potential, we believe Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund are well-positioned for a period where income could well be the overwhelming component of total return from fixed-income securities.

Patrick P. Coyne
Vice President
Senior Portfolio Manager

Mitchell L. Conery
Vice President
Senior Portfolio Manager
September 24, 1997



The Power of Tax-Free Compounding

INCOME FROM A $100,000 INVESTMENT 1987-1997
TAX-FREE USA FUND A
--------------------------------------------------------------------------------


            Capital Gains      Income           Total
            -------------      ------           -----

8/31/88         $    0         $ 7,745          $ 7,745
8/31/89         $    0         $ 8,375          $ 8,375
8/31/90         $    0         $ 8,708          $ 8,708
8/30/91         $    0         $ 8,958          $ 8,958
8/31/92         $    0         $ 9,361          $ 9,361
8/31/93         $1,285         $ 9,837          $11,222
8/31/94         $  468         $10,503          $10,971
8/31/95         $    0         $11,097          $11,097
8/30/96         $  933         $11,050          $11,983
8/29/97         $  828         $11,251          $12,079

With continuous reinvestment of distributions, a $100,000 investment in Tax-Free USA Fund A in 1987 would have provided more than $97,000 in income income and $3,500 in capital gains for the 10 years ended August 31, 1997.

Chart assumes a $100,000 investment on August 31, 1987, includes the effect of a 3% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results.


                                     1 9 9 7  a n n u a l  r e p o r t       11

A Look at Long-Term Performance


TAX-FREE USA FUND
TAX-FREE INSURED FUND
--------------------------------------------------------------------------------
Growth of a $10,000 Investment


                Lehman Brothers                                                                         US Consumer Price Index
              Municipal Bond Index               Tax-Free USA Fund A       Tax-Free Insured Fund A           (Inflation)
8/31/87              $10,000                          $ 9,621                    $ 9,626                       $10,000
8/31/88              $10,687                          $10,480                    $10,333                       $10,399
8/31/89              $11,860                          $11,875                    $11,485                       $10,889
8/31/90              $12,623                          $12,172                    $12,017                       $11,500
8/31/91              $14,111                          $13,618                    $13,364                       $11,937
8/31/92              $15,687                          $15,241                    $14,731                       $12,313
8/31/93              $17,601                          $17,018                    $16,127                       $12,654
8/31/94              $17,626                          $17,270                    $16,214                       $13,021
8/31/95              $19,188                          $18,435                    $17,241                       $13,362
8/31/96              $20,193                          $18,788                    $17,909                       $13,744
8/31/97              $22,060                          $20,251                    $19,353                       $14,052

Chart assumes a $10,000 investment in each Fund on August 31, 1987 and includes the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other classes of each Fund will vary due to different charges and expenses.

TAX-FREE USA FUND PERFORMANCE
Average Annual Return Through August 31, 1997
--------------------------------------------------------------------------------
                                Lifetime      Ten Years     Five Years  One Year
Class A (Est.1/11/84)
    Excluding Sales Charge       +9.35%         +7.73%          +5.85%    +7.79%
    Including Sales Charge       +9.05%         +7.31%          +5.05%    +3.75%
--------------------------------------------------------------------------------
Class B (Est.5/2/94)
    Excluding Sales Charge       +4.59%                                   +6.94%
    Including Sales Charge       +3.80%                                   +2.94%
--------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge       +3.03%                                   +6.94%
    Including Sales Charge       +3.03%                                   +5.94%



TAX-FREE INSURED FUND PERFORMANCE
Average Annual Return Through August 31, 1997
--------------------------------------------------------------------------------
                                Lifetime      Ten Years      Five Years One Year
--------------------------------------------------------------------------------
Class A (Est.3/25/85)
    Excluding Sales Charge       +7.98%         +7.23%          +5.61%    +8.07%
    Including Sales Charge       +7.65%         +6.82%          +4.81%    +4.04%
--------------------------------------------------------------------------------
Class B (Est.5/2/94)
    Excluding Sales Charge       +5.29%                                   +7.21%
    Including Sales Charge       +4.48%                                   +3.21%
--------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge       +4.05%                                   +7.21%
    Including Sales Charge       +4.05%                                   +6.21%

Please turn to page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.



12       1 9 9 7  a n n u a l  r e p o r t

TAX-FREE USA INTERMEDIATE FUND'S PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Tax-Free USA Intermediate Fund A
Merrill Lynch Three-to-Seven Year Municipal Bond Index
U.S. Consumer Price Index (Inflation)


              Tax-Free USA Intermediate Fund A       Merrill Lynch Three-to-Seven Year   US Consumer Price Index (Inflation)
                                                          Municipal Bond Index
1/83                        $ 9,747                            $10,000                              $10,000
8/93                        $10,697                            $10,207                              $10,489
8/94                        $10,920                            $10,503                              $10,687
8/95                        $11,622                            $10,778                              $11,413
8/96                        $12,146                            $11,086                              $11,834
8/97                        $12,945                            $11,328                              $12,580

Chart assumes a $10,000 investment on August 31, 1987 and includes the effect of a 2.5% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses.


TAX-FREE USA INTERMEDIATE FUND PERFORMANCE
Average Annual Return through August 31, 1997
--------------------------------------------------------------------------------

                                             Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est.1/7/93)
    Excluding Sales Charge                      +6.29%         +6.57%
    Including Sales Charge                      +5.66%         +3.66%
--------------------------------------------------------------------------------
Class B (Est.5/2/94)
    Excluding Sales Charge                      +5.15%         +5.67%
    Including Sales Charge                      +5.15%         +3.67%
--------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge                      +4.27%         +5.67%
    Including Sales Charge                      +4.27%         +4.67%


All results assume reinvestment of distributions. The Funds' return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. For B and C shares, lifetime performance "excluding sales charge" assumes the investment was not redeemed. Up to 20% of the assets of each Fund may be invested in municipal securities that generate income subject to the federal alternative minimum tax.

Class A returns for Tax-Free USA Fund and Tax-Free Insured Fund reflect the effect of a 3.75% front-end sales charge and, for periods after June 1,1992, a 12b-1 fee of up to 0.30%. Class A returns for Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front-end sales charge and a 12b-1 fee of up to 0.30%, currently set at 0.15%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% for Tax-Free USA Fund and Tax-Free Insured Fund if redeemed before the end of the sixth year and 2% for Tax-Free USA Intermediate Fund if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.



                                      1 9 9 7  a n n u a l  r e p o r t      13

Financial Statements
Delaware Group Tax-Free Fund, Inc. -
Tax-Free USA Fund
Statement of Net Assets
August 31, 1997
--------------------------------------------------------------------------------
                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS - 98.61%
General Obligation Bonds - 4.74%
Florida State Board of Education Capital Outlay
 7.25% 06/01/23................................      $2,445,000      $2,658,986
Harris County, Texas Toll Road 5.00% 08/15/21..       2,000,000       1,865,180
New York, New York
 Series E 6.00% 08/01/26.......................      10,000,000      10,216,100
 Series H 6.125% 08/01/25......................      10,000,000      10,336,900
North Slope Borough, Alaska 8.35% 06/30/98.....       2,500,000       2,586,450
Texas State (Veterans Land Bank) 7.40%
 12/01/20......................................       3,000,000       3,295,080
                                                                     ----------
                                                                     30,958,696
                                                                     ----------
Higher Education Revenue Bonds -
 1.62%
District of Columbia Higher Education Revenue
 (Georgetown University) 7.15% 04/01/21........       7,000,000       7,392,630
District of Columbia Revenue Association
 (American Medical Colleges) Series A 5.375%
 02/15/27 (AMBAC)..............................       3,285,000       3,178,829
                                                                     ----------
                                                                     10,571,459
                                                                     ----------
Hospital Revenue Bonds - 10.05%
Louisiana Public Facilities Authority Hospital
 Revenue (Southern Baptist Hospital, Inc.)
 (Escrowed to Maturity) 8.00% 05/15/12.........       9,195,000      11,042,459
Michigan State Hospital Finance Authority
 (Genesys Health System)
 7.50% 10/01/27................................       8,130,000       9,082,755
 8.125% 10/01/21...............................       4,000,000       4,694,120
Monroeville, Pennsylvania Hospital Authority
 (Forbes Health System) 7.00% 10/01/13.........       3,000,000       3,249,240
North Carolina Medical Care Community Hospital
 Revenue (Duke University Hospital PJ-
 Series C) 5.25% 06/01/26......................      10,000,000       9,612,200
Philadelphia Hospital & Higher Education Facilities
 Authority Hospital Revenue (Albert Einstein
 Medical Center) 7.625% 04/01/11...............      15,000,000      15,875,250
 (Jeanes Health System Project) 5.875%
  07/01/17.....................................       4,575,000       4,580,353
 (Jeanes Health System Project) 6.85%
  07/01/22.....................................       7,000,000       7,411,180
                                                                     ----------
                                                                     65,547,557
                                                                     ----------
Housing Revenue Bonds - 6.84%
Alaska State Housing Finance Collateralized
 Mortgage Obligation 7.05%
 06/01/25 (GNMA/FNMA).........................        1,350,000       1,434,875
Dade County Housing Finance Authority 6.70%
 04/01/28 (GNMA)..............................        4,500,000       4,773,735

                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Illinois Housing Development Authority
 (Homeowner Mortgage) 7.125% 08/01/26.........       $1,780,000      $1,930,107
Massachusetts State Housing Finance Agency
 Residential Development 6.875% 11/15/11
  (FNMA)......................................        2,955,000       3,201,181
Massachusetts State Housing Revenue Single
 Family Mortgage 6.95% 06/01/16...............        2,500,000       2,661,950
Montgomery County, Pennsylvania Redevelopment
 Authority Multi-Family Housing Revenue
 (KBF Associates L.P.) 7.25% 07/01/25.........        5,000,000       5,007,800
Tennessee Housing Development Agency 6.60%
 07/01/25.....................................        3,135,000       3,308,209
Utah State Housing Finance Agency, Single
 Family Mortgage 7.20% 01/01/27
 (FHA/VA).....................................        3,070,000       3,302,491
Virginia State Housing Development Authority
 7.10% 01/01/25...............................        7,500,000       7,984,500
 6.80% 01/01/27...............................        6,500,000       6,811,350
Wisconsin Housing & Economic Development
 Authority Home Ownership 6.75%
 09/01/25.....................................        3,950,000       4,198,771
                                                                     ----------
                                                                     44,614,969
                                                                     ----------
Pollution Control Revenue Bonds -
 12.91%
Claiborne County, Mississippi (Middle South
 Energy, Inc.) 8.25% 06/01/14.................        7,365,000       7,908,537
Claiborne County, Mississippi Pollution Control
 Revenue System (Energy Resources, Inc.)
 7.30% 05/01/25...............................        3,000,000       3,182,700
Clark County, Nevada Industrial Development
 Revenue (Nevada Power Co. Project)
 7.20% 10/01/22...............................        9,000,000       9,893,970
Illinois Development Finance Authority (Central
 Illinois Public Service Co.) 7.60%
 03/01/14.....................................        6,000,000       6,544,140
Nez Perce County, Idaho Pollution Control
 Revenue Refunding (Potlatch Corp. Project)
 6.00% 10/01/24...............................        7,000,000       7,193,480
Ohio State Air Quality Development Authority
 Revenue Pollution Control (Cleveland Electric
 Series B) 6.00% 08/01/20.....................        3,500,000       3,535,350
Petersburg, Indiana Pollution Control Revenue
 Bonds (Indianapolis Power & Light Co.)
 6.625% 12/01/24..............................        9,350,000      10,285,374


14       1 9 9 7  a n n u a l  r e p o r t

--------------------------------------------------------------------------------
                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS (Continued)
Pollution Control Revenue
 Bonds (Continued)
Sabine River Authority Texas Pollution Control
 (Southwestern Electric Power) 6.10%
 04/01/18 (MBIA)..............................       $4,000,000      $4,203,400
Sweetwater County, Wyoming Pollution Control
 Revenue (Idaho Power Company Project)
 Series A 6.05% 07/15/26......................        5,000,000       5,205,650
Parish of Saint Charles, Louisiana Pollution
 Control (Louisiana Power & Light) 8.25%
 06/01/14.....................................        1,350,000       1,456,461
Parish of West Feliciana, Louisiana (Gulf States
 Utilities Co. Project) Series A 7.50%
 05/01/15.....................................       22,700,000      24,813,824
                                                                     ----------
                                                                     84,222,886
                                                                     ----------
Power Authority Revenue Bonds - 5.15%
**Georgia Municipal Electric Authority Series 86L
   6.20% 01/01/09.............................        5,000,000       2,602,350
  Intermountain Power Agency, Utah
** Series 87D 7.07% 07/01/20..................       95,575,000      15,500,354
   Series 88B 7.50% 07/01/21..................        2,415,000       2,523,603
  Lower Colorado River Authority, Texas Series B
   6.00% 01/01/15 (AMBAC).....................        5,000,000       5,112,600
  Northern Municipal Power Agency, Minnesota
   Series A 5.00% 01/01/21....................        8,500,000       7,839,720
                                                                     ----------
                                                                     33,578,627
                                                                     ----------
*Pre-Refunded Bonds - 17.90%
 City of Chicago, Illinois Skyway Toll Bridge
  Revenue 6.75% 1/1/17-04.....................        3,300,000       3,734,775
 Delaware State Economic Development Authority
  (Peninsula United Methodist Homes, Inc.)
  8.50% 5/1/22-02.............................        3,500,000       4,073,020
 Florida Department of Transportation Turnpike
  Revenue 7.50% 7/1/19-99.....................        5,000,000       5,393,050
 Florida State Board of Education 7.25%
  6/1/23-00...................................        2,555,000       2,803,678
 Harris County, Texas Toll Road Revenue 8.125%
  8/15/17-98..................................        2,600,000       2,725,944
 Kentucky Turnpike Authority
  7.25% 5/15/10-00............................        1,145,000       1,248,428
  7.25% 5/15/10-00............................        6,855,000       7,474,212
 Massachusetts State General Obligation
  7.50% 12/1/07-00............................        3,295,000       3,673,266
  7.50% 12/1/07-00............................        3,320,000       3,701,136
 Massachusetts Water Resource Authority
  7.50% 4/1/09-00.............................        1,080,000       1,186,877
  7.50% 4/1/16-00.............................        7,300,000       8,022,408
  7.00% 4/1/18-00.............................       14,510,000      15,770,484

                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS (Continued)
Pre-Refunded Bonds (Continued)
Metropolitan Atlanta Rapid Transit Authority,
 Georgia, Sales Tax Series L 7.20%
 7/1/20-99 (AMBAC)............................       $2,000,000      $2,146,760
Minnesota Public Facilities Authority (Water
 Pollution Control) Series 90A 7.10%
 3/1/12-00....................................        4,000,000       4,348,800
New Hampshire State Turnpike System Revenue
 7.375% 4/1/12-00.............................        3,000,000       3,283,950
 7.40% 4/1/20-00..............................       11,675,000      12,787,044
New York City Municipal Water Finance Authority,
 New York Water & Sewer System Revenue
 Series A 6.00% 6/15/20-00....................        1,675,000       1,753,206
North Carolina Municipal Power Agency #1 -
 Catawba 7.875% 1/1/19-98.....................        4,565,000       4,714,869
Salt River Project Agricultural Improvement &
 Power District (Arizona) 7.25% 1/1/19-00.....        2,750,000       2,990,048
Tampa, Florida (Florida Aquarium Project) 7.75%
 5/1/27-02....................................       20,000,000      23,027,600
Washington State Public Power Supply System
 Nuclear Project 7.25% 7/1/15-00..............        1,760,000       1,905,446
                                                                    -----------
                                                                    116,765,001
                                                                    -----------
Transportation Revenue Bonds - 17.65%
E-470 Public Highway Authority Colorado Revenue
 Series A 5.00% 09/01/26 (MBIA)...............       10,000,000       9,279,400
Atlanta, Georgia Special Purpose Facilities Revenue
 (Delta Airlines Project) 7.50% 12/01/19......        1,500,000       1,600,320
Dallas-Fort Worth, Texas International Airport
 (American Airlines) 7.50% 11/01/25...........        8,250,000       8,953,230
Denver, Colorado City & County Airport Revenue
 Series E 5.25% 11/15/23 (MBIA)...............       10,000,000       9,627,400
Foothill/ Eastern Transportation Corridor Agency
 California Toll Road Revenue Series 95A
 6.00% 01/01/34...............................       20,000,000      20,398,400
Indianapolis, Indiana Airport Authority (Federal
 Express Project) 7.10% 01/15/17..............        7,800,000       8,650,122
Kenton County, Kentucky Airport (Delta Airlines)
 Series 92A 7.50% 02/01/12....................        2,000,000       2,196,780
 Series 92B 7.25% 02/01/2.....................        4,250,000       4,609,465
Metropolitan Transportation Authority New York
 (Transportation Facilities Revenue Series C-1)
 5.625% 07/01/27..............................        6,395,000       6,272,088
New York State Highway Authority Revenue
 5.25% 01/01/21...............................        5,000,000       4,887,800
Oklahoma Turnpike Authority 1st Sr. Revenue
 Series 89 6.00% 01/01/22.....................        7,465,000       7,519,868


                                       1 9 9 7  a n n u a l  r e p o r t     15

--------------------------------------------------------------------------------
                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS (Continued)
Transportation Revenue
 Bonds (Continued)
Oklahoma Turnpike Authority 1st. Sr. Revenue
 Series 89 (Escrowed to Maturity) 6.00%
 01/01/22....................................       $13,535,000     $14,028,080
Puerto Rico Commonwealth Highway &
 Transportation Authority (Highway
 Improvements) Series Y
 5.50% 07/01/26..............................         4,000,000       3,948,360
 5.00% 07/01/36..............................         3,000,000       2,742,360
 5.50% 07/01/36..............................         5,000,000       4,928,500
Tulsa, Oklahoma Municipal Airport (American
 Airlines) 7.35% 12/01/11....................         5,000,000       5,510,150
                                                                    -----------
                                                                    115,152,323
                                                                    -----------
Waste Disposal Revenue Bonds -
 6.44%
Ashland, Kentucky Sewer & Solid Waste Revenue
 (Ashland, Inc. Project) 7.125% 02/01/22.....        13,200,000      14,581,380
+Marion County, West Virginia County
 Commonwealth Solid Waste Disposal
 Facilities Revenue (American Power Paper
 Recycling Project) 7.75% 12/01/11...........        18,000,000       9,000,000
Massachusetts State Industrial Finance Agency
 Solid Waste Disposal (Massachusetts Recycling
 Associates Project - Fitchburg) 9.00%
 08/01/16....................................        32,000,000      11,648,000
Pennsylvania Economic Development Financing
 Authority Wastewater Treatment (Sun Co.
 R & M Project) 7.60% 12/01/24...............         6,000,000       6,801,420
                                                                    -----------
                                                                     42,030,800
                                                                    -----------
Water and Sewer Revenue Bonds -
 6.54%
Allegheny County, Pennsylvania Sanitation Authority
 Sewer Revenue 5.375% 12/01/24 (MBIA)........         5,000,000       4,877,350
Dade County, Florida Water & Sewer System
 5.25% 10/01/26 (FGIC).......................        20,000,000      19,277,600
Massachusetts State Water Resource Authority
 6.00% 04/01/20..............................         6,200,000       6,250,964
North Jersey District Water Supply Series A
 (Wanaque North Project) 5.125%
 11/15/21 (MBIA).............................         1,000,000         960,410
Rockdale County, Georgia Water & Sewer
 Revenue 5.00% 07/01/22 (FSA)................         5,000,000       4,714,850
Spartanburg, South Carolina Waterworks Revenue
 5.00% 06/01/22 (FGIC).......................         5,590,000       5,249,960

                                                     Principal        Market
                                                       Amount          Value
                                                     --------------------------
MUNICIPAL BONDS (Continued)
Water and Sewer Revenue
 Bonds (Continued)
Texas Water Resources Finance Authority Revenue
 7.50% 08/15/13 (AMBAC)......................        $1,290,000      $1,362,808
                                                                    -----------
                                                                     42,693,942
                                                                    -----------
Other Revenue Bonds - 8.77%
Alliance, Texas Special Facility Revenue Bonds
 Series 1996 (Federal Express Corp. Project)
 6.375% 04/01/21.............................         6,000,000       6,279,180
California Statewide Communities Development
 Authority Lease Revenue Special Facilities
 (United Airlines) 5.70% 10/01/33............         4,500,000       4,385,565
Dade County, Florida Special Obligation Series B
 5.00% 10/01/35 (AMBAC)......................         5,890,000       5,430,875
Delaware County, Pennsylvania Authority (Main
 Line & Haverford Nursing) 9.00% 08/01/22....         2,000,000       2,239,700
Delaware State Economic Development Authority
 (Peninsula United Methodist Homes, Inc.)
 6.20% 05/01/15..............................         4,000,000       4,096,320
District of Columbia Revenue (Carnegie
 Endowment) 5.75% 11/15/26...................        11,900,000      11,967,116
Los Angeles, California Public Works Funding
 Authority Lease Revenue(Multiple Capital
 Facilities Project V-B) 5.125% 12/01/29
 (AMBAC).....................................         6,500,000       6,161,415
Luzerne County Industrial Development Authority
 (Pennsylvania Gas & Water Co. Project)
 7.00% 12/01/17 (AMBAC)......................         4,000,000       4,539,200
Metropolitan Pier & Exposition Authority Illinois
 Hospital Facilities Revenue 6.25% 07/01/17..         3,300,000       3,447,510
Puerto Rico Public Buildings Authority Revenue
 Guaranteed Government Facilities Series B
 5.00% 07/01/27 (AMBAC)......................         6,300,000       5,928,048
Riverdale, Illinois Environmental Improvement
 Revenue (ACME Metals Inc. Project) Series A
 7.90% 04/01/24..............................         2,500,000       2,728,350
                                                                    -----------
                                                                     57,203,279
                                                                    -----------
Total Municipal Bonds (cost $620,153,893)....                       643,339,539
                                                                    -----------

++Variable Rate Demand Notes - 0.11%
  Harrisburg, Pennsylvania Authority Revenue
   Pennsylvania Pool Funding 3.50% 7/01/21...           700,000         700,000
                                                                    -----------
  Total Variable Rate Demand Notes
   (cost $700,000)...........................                           700,000
                                                                    -----------

16     1 9 9 7  a n n u a l  r e p o r t

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                       VALUE
                                                                 ---------------

TOTAL MARKET VALUE OF SECURITIES - 98.72%
(cost $620,853,893)...........................................    $644,039,539
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.28%.......       8,372,808
                                                                  ------------
NET ASSETS APPLICABLE TO 52,581,057 TAX-FREE USA FUND A
 CLASS SHARES, 2,992,940 TAX-FREE USA FUND B CLASS
 SHARES AND 128,511 TAX-FREE USA FUND C CLASS
 SHARES ($.01 PAR VALUE) OUTSTANDING; EQUIVALENT
 TO $11.71 PER SHARE - 100.00%................................    $652,412,347
                                                                  ============
-----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** The interest rate shown for this security is the effective yield.
+  Non-income producing security for the year ended August 31,1997.
++ Variable Rate Demand Notes - The interest rate shown is the rate as of August
   31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.

 AMBAC - Insured by the AMBAC Indemnity Corporation
  FGIC - Insured by the Financial Guaranty Insurance Company
FHA/VA - Insured by the Federal Housing Authority/Veterans Administration
  FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by the Financial Security Assurance
  GNMA - Insured by the Government National Mortgage Association
  MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1997:
Common Stock, $.01 par value, 500,000,000 shares authorized
 to the Tax-Free USA Fund.....................................    $620,578,641
Accumulated undistributed net realized gain on investments....       8,648,060
Net unrealized appreciation of investments....................      23,185,646
                                                                  ------------
Total net assets..............................................    $652,412,347
                                                                  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE USA FUND A CLASS - August 31, 1997:
Net asset value A Class (A)...................................    $      11.71
Sales Charge (3.75% of offering price or 3.93% of the amount
invested per share) (B).......................................            0.46
                                                                  ------------
Offering price................................................    $      12.17
                                                                  ============
----------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free USA Fund.

                             See accompanying notes

DELAWARE GROUP TAX-FREE FUND, INC. -
TAX-FREE INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1997
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 99.05%
GENERAL OBLIGATION BONDS - 1.78%
Philadelphia, PA School District 5.375%
 04/01/22 (AMBAC)....................................    $1,500,000   $1,462,980
                                                                      ----------
                                                                       1,462,980
                                                                      ----------
HIGHER EDUCATION REVENUE
 BONDS - 7.35%
Massachusetts State Health & Educational
 Facilities Authority
 (Boston College) 6.625% 07/01/21 (FGIC).............     2,500,000    2,699,175
 (Harvard University) 5.625% 11/01/26................     2,000,000    2,034,660
Massachusetts State Industrial Finance Agency
 Revenue Higher Education (Clark University
 Project) 6.10% 07/01/16.............................     1,250,000    1,300,100
                                                                      ----------
                                                                       6,033,935
                                                                      ----------
HOSPITAL REVENUE BONDS - 17.28%
Fort Wayne, Indiana Hospital Authority (Parkview
 Memorial Hospital) 6.40% 11/15/22 (MBIA)............     2,250,000    2,428,290
Michigan State Hospital Finance Authority
 Revenue (Genesys Health System) 7.50%
 10/01/27............................................     3,000,000    3,351,570
Monroeville, Pennsylvania Hospital Authority
 Hospital Revenue (Forbes Health System)
 7.00% 10/01/03......................................       865,000      937,210
New Jersey Health CA - 97A 5.00% 07/01/27
 (AMBAC).............................................     1,500,000    1,384,365
Utah Colorado UT-IHC Health 5.25% 08/15/26
 (MBIA)..............................................     2,000,000    1,891,980
Wisconsin Health SSM - 97A 5.70% 08/15/26
 (MBIA)..............................................     4,200,000    4,193,910
                                                                      ----------
                                                                      14,187,325
                                                                      ----------
HOUSING REVENUE BONDS - 6.27%
California Housing Finance Agency Revenue
 Series B 6.85% 08/01/23 (MBIA)......................     3,860,000    4,100,208
New Mexico Mortgage Finance Authority Single
 Family Mortgage 6.20% 07/01/26 (GNMA)...............     1,000,000    1,044,770
                                                                      ----------
                                                                       5,144,978
                                                                      ----------
POLLUTION CONTROL REVENUE
 BONDS - 11.52%
Northampton County, Pennsylvania Industrial
 Development Authority Revenue (Citizens
 Utilities Co.) 6.95% 08/01/15.......................     1,000,000    1,066,070
Ohio State Air Quality Development Authority
 (Ohio Edison) 7.45% 03/01/16 (FGIC).................     2,000,000    2,166,960
Salem County, New Jersey (Public Service
 Electric & Gas Co.) Series D 6.55%
 10/01/29 (MBIA).....................................     4,000,000    4,411,760
Trinity River, Texas Pollution Central Revenue
 Bonds (Texas Instruments Inc. Project) 6.20%
 03/01/20............................................     1,750,000    1,807,208
                                                                      ----------
                                                                       9,451,998
                                                                      ----------

                         1 9 9 7  a n n u a l  r e p o r t
                                                                              17

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS - 23.46%
 Allegheny County, Pennsylvania Sanitary Authority
  7.50% 12/1/16-99 (FGIC)............................    $  750,000   $  792,368
 Chicago, Illinois Public Building Commission
  (Chicago Board of Education) Series A 7.75%
  1/1/06-99 (FGIC)...................................       500,000      533,070
 Illinois Regional Transit Authority Revenue 6.75%
  6/1/25-04 (FGIC)...................................     7,970,000    9,070,178
 Louisiana Public Facilities Authority Health &
  Education Capital Facilities Revenue (Our
  Lady of the Lake Regional Medical Center)
  8.20% 12/1/15-98 (BIGI)............................       800,000      852,424
 Pennsylvania Turnpike Commission Revenue
  7.625% 12/1/17-98 (FGIC)...........................     2,425,000    2,576,393
 Seattle, Washington Municipality Metropolitan
  Seattle Sewer Revenue 6.60% 1/1/32-01
  (FGIC).............................................     5,000,000    5,431,050
                                                                      ----------
                                                                      19,255,483
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 17.99%
 E-470 Highway (Arapahoe) 5.00% 09/01/26
  (MBIA).............................................     2,000,000    1,855,880
 Alliance, Texas Special Facility Revenue Bonds
  Series 1996 (Federal Express Corp. Project )
  6.375% 04/01/21....................................     1,000,000    1,046,530
 Chicago O'Hare International Airport (Illinois)
  5.00% 01/01/16 (MBIA)..............................     5,000,000    4,702,250
 Denver, Colorado Airport - 97E 5.25%
  11/15/23 (MBIA)....................................     2,000,000    1,925,480
 Dayton, Ohio Special Facilities Revenue (Emery
  Air Freight) 6.05% 10/01/09........................     2,500,000    2,602,075
 Metro Transit Authority, New York - 97C 5.50%
  07/01/22...........................................     1,500,000    1,456,395
 Ohio State Turnpike 1996 Series A 5.50%
  02/15/26 (MBIA)....................................     1,180,000    1,178,265
                                                                      ----------
                                                                      14,766,875
                                                                      ----------
 WATER AND SEWER REVENUE
  BONDS - 8.24%
 Austin, Texas Combined Utilities System Series
  90A 6.00% 05/15/15 (FGIC)..........................     1,275,000    1,299,595
 Luzerne County Industrial Development
  Authority (Pennsylvania Gas & Water Co.
  Project) 7.00% 12/01/17 (AMBAC)....................     1,000,000    1,134,800
 Massachusetts State Industrial Finance Agency
  Solid Waste Disposal (Massachusetts
  Recycling Associates Project - Fitchburg)
  9.00% 08/01/16.....................................     3,000,000    1,092,000
 Nueces River Austin, Texas Water 5.50%
  03/01/27 (FSA).....................................     3,250,000    3,235,862
                                                                      ----------
                                                                       6,762,257
                                                                      ----------
 OTHER REVENUE BONDS - 5.16%
 Los Angeles, California Lease 5.125%
  12/01/29 (AMBAC)...................................     1,500,000    1,421,865

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
 MUNICIPAL BONDS (CONTINUED)
 OTHER REVENUE BONDS (CONTINUED)
 Cleveland, Ohio PPS - 96/1 5.00%
  11/15/24 (MBIA)....................................    $3,000,000  $ 2,817,510
                                                                     -----------
                                                                       4,239,375
                                                                     -----------
 Total Municipal Bonds (cost $77,920,748)............                 81,305,206
                                                                     -----------
+VARIABLE RATE DEMAND NOTES - 0.85%
 Harrisburg, PA Pooled 3.50% 7/01/21.................       700,000      700,000
                                                                     -----------
 Total Variable Rate Demand Notes
  (cost $700,000)....................................                    700,000
                                                                     -----------
 TOTAL MARKET VALUE OF SECURITIES OWNED - 99.90%
  (cost $78,620,748).................................                $82,005,206
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.10%                  80,053
 NET ASSETS APPLICABLE TO 7,095,034 TAX-FREE INSURED
  FUND A CLASS SHARES, 327,644 TAX-FREE INSURED
  FUND B CLASS SHARES AND 8,045 TAX-FREE INSURED
  FUND C CLASS SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $11.05 PER SHARE - 100.00%...........                $82,085,259
                                                                     ===========
-----------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 + Variable Rate Demand Notes - The interest rate shown is the rate as of August
   31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.

 AMBAC - Insured by the AMBAC Indemnity Corporation
  BIGI - Insured by the Bond Investors Guaranty Insurance Company FGIC - Insured by the Financial Guaranty Insurance Company
   FSA - Insured by Financial Security Assurance
  GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

 COMPONENTS OF NET ASSETS AT AUGUST 31, 1997:
 Common stock, $.01 par value, 500,000,000 shares authorized
  to the Tax-Free Insured Fund.......................                $77,703,927
 Accumulated net realized gain on investments........                    996,874
 Net unrealized appreciation of investments..........                  3,384,458
                                                                     -----------
Total net assets....................................                 $82,085,259
                                                                     ===========
 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  TAX-FREE INSURED FUND A CLASS - AUGUST 31, 1997:
 Net asset value A Class (A).........................                $     11.05
 Sales Charge (3.75% of offering price or 3.89% of the amount
  invested per share) (B)............................                       0.43
                                                                     -----------
 Offering price......................................                $     11.48
                                                                     ===========
 -----------------
 (A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
 (B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Insured Fund.

                             See accompanying notes

18       1 9 9 7  a n n u a l  r e p o r t

Delaware Group Tax-Free Fund, Inc. -
Tax-Free USA Intermediate Fund
Statement of Net Assets
August 31, 1997
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
MUNICIPAL BONDS - 99.18%
Agency General Obligation
 Bonds - 4.13%
Kansas City, Missouri Municipal Assistance Corp.
 5.50% 03/01/00 (CGIC)...............................    $1,000,000   $1,029,250
                                                                      ----------
                                                                       1,029,250
                                                                      ----------
City Leaseback Revenue Bonds - 3.04%
Weber County, Utah Municipal Building Authority
 Lease Revenue 5.00% 12/15/06 (MBIA).................       750,000      758,265
                                                                      ----------
                                                                         758,265
                                                                      ----------
Convention Center / Stadium
 Revenue Bonds - 2.05%
Metropolitan Pier & Exposition Authority, Illinois
 Hospital Facilities Revenue (McCormick Place
 Convention) 5.75% 07/01/06..........................       500,000      510,670
                                                                      ----------
                                                                         510,670
                                                                      ----------
Higher Education Revenue Bonds - 4.22%
Virginia College Building Authority (University of
 Richmond Project) 6.40% 11/01/22....................     1,000,000    1,049,780
                                                                      ----------
                                                                       1,049,780
                                                                      ----------
Highway Revenue Bonds - 7.49%
Dunes, Florida Community Development District
 Revenue-Intracoastal Waterway Bridge (ITT
 Industries Corporation) 5.50 % 10/01/07.............       825,000      844,932
*Foothill/ Eastern Transportation Corridor Agency
California Toll Road Revenue Series 95A
 6.01% 01/01/05......................................     1,500,000    1,018,890
                                                                      ----------
                                                                       1,863,822
                                                                      ----------
Hospital Revenue Bonds - 3.36%
Grand Forks, North Dakota Health Care Systems
 Revenue (ALTRU Health Systems Obligation
 Group) 6.25% 08/15/06..............................        300,000      331,101
Missouri State Health & Education Facilities
 Authority Revenue (Lake of The Ozarks
 General Hospital) 5.25% 02/15/00...................        500,000      505,695
                                                                      ----------
                                                                         836,796
                                                                      ----------
Housing Revenue Bonds - 16.34%
Maryland State Community Development
 Administration (Single Family Program) 6th
 Series 5.90% 04/01/01..............................      1,000,000    1,044,700
Montgomery County, Pennsylvania
 Redevelopment Authority Multifamily Housing
 Revenue (KBF Associates) 6.00% 07/01/04............      2,000,000    2,005,340
Palatine, Illinois MultiFamily Housing (Prairiebrook
 Project) Series 96A 5.50% 12/01/06
 (FNMA).............................................      1,000,000    1,018,030
                                                                      ----------
                                                                       4,068,070
                                                                      ----------

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
MUNICIPAL BONDS (Continued)
Industrial Development Revenue
 Bonds - 5.85%
New York, N Y City Industrial Development Agency
 Agency Revenue (YMCA Greater New York
 Project) 5.40% 08/01/04............................     $1,440,000   $1,455,624
                                                                      ----------
                                                                       1,455,624
                                                                      ----------
Miscellaneous General Obligation
 Bonds - 4.21%
Chicago, Illinois Metropolitan Water Reclamation
 District - Greater Chicago 5.50% 12/01/09..........      1,000,000    1,047,150
                                                                      ----------
                                                                       1,047,150
                                                                      ----------
Power Authority Revenue
 Bonds - 4.24%
New Madrid, Missouri Power Plant 5.65%
 06/01/03 (AMBAC)...................................      1,000,000    1,055,990
                                                                      ----------
                                                                       1,055,990
                                                                      ----------
School Authority/District
 General Obligation Bonds - 12.55%
Humble, Texas Independent School District 5.50%
 02/15/06 (PSF-GTD).................................         500,000     528,680
Jackson County, Oregon School District 5.50%
 06/01/06 (FSA).....................................         500,000     530,570
Philadelphia, Pennsylvania School District 6.25%
 05/15/01 (AMBAC)...................................       1,000,000   1,061,010
Richmond County, Georgia Board of Education
 5.20% 11/01/06 (MBIA)..............................       1,000,000   1,003,710
                                                                      ----------
                                                                       3,123,970
                                                                      ----------
School Authority/District
 Revenue Bonds - 4.22%
West Virginia School Building Authority Capital
 Improvement 5.625% 07/01/02 (MBIA).................       1,000,00    1,050,440
                                                                      ----------
                                                                       1,050,440
                                                                      ----------
State Agency Bonds - 17.17%
Indiana Bond Bank (State Revolving Fund Program)
 6.00% 02/01/01.....................................        500,000      521,825
Michigan Municipal Board Authority Revenue
 (Local Government Loan Program) 5.85%
 05/01/01...........................................      2,195,000    2,306,616
Pennsylvania State Industrial Development
 Authority Revenue 6.00% 07/01/99
 (AMBAC)............................................      1,400,000    1,444,968
                                                                      ----------
                                                                       4,273,409
                                                                      ----------
Transportation Revenue Bonds - 8.62%
Rhode Island Port Authority and Economic
 Development Corp. Airport Revenue
 5.85% 07/01/02 (FSA)...............................        565,000      593,996
 5.90% 07/01/03 (FSA)...............................        490,000      519,620


                                      1 9 9 7  a n n u a l  r e p o r t      19

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                     ---------------------------
Transportation Revenue Bonds (Continued)
Southeastern Pennsylvania Transportation
 Authority (Letter 0f Credit - Canadian Imperial)
 6.00% 06/01/99.....................................     $1,000,000   $1,031,550
                                                                      ----------
                                                                       2,145,166
                                                                      ----------
Water and Sewer Revenue Bonds -
 1.69%
Easton, Pennsylvania Joint Sewer Authority 5.60%
 04/01/03 (ASSET GTY)..............................         200,000      209,828
Marysville, Washington Water & Sewer Revenue
 5.50% 12/01/02....................................         200,000      209,992
                                                                      ----------
                                                                         419,820
                                                                      ----------
Total Municipal Bonds (cost $23,889,949)...........                   24,688,222
                                                                      ----------

+VARIABLE RATE DEMAND
 NOTES - 0.40%
Allegheny County, Pennsylvania Hospital
 Development Authority Revenue (Presbyterian
 University Hospital) Series D
 3.45% 03/01/20 (MBIA).............................         100,000      100,000
                                                                      ----------
Total Variable Rate Demand Notes
 (cost $100,000)...................................                      100,000
                                                                      ----------


                                                                        MARKET
                                                                         VALUE
                                                                       ---------
TOTAL MARKET VALUE OF SECURITIES OWNED - 99.58%
 (cost $23,989,949)................................                 $24,788,222
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.42%                 105,029
                                                                     ----------
NET ASSETS APPLICABLE TO 2,068,562 TAX-FREE USA
 INTERMEDIATE FUND A CLASS SHARES, 175,190 TAX-FREE
 USA INTERMEDIATE FUND B CLASS SHARES AND 136,294
 TAX-FREE USA INTERMEDIATE FUND C CLASS SHARES
 ($0.01 PAR VALUE) OUTSTANDING; EQUIVALENT TO $10.46
 PER SHARE - 100.00%...............................                 $24,893,251
                                                                     ==========
__________________
* The interest rate shown for this security is the effective yield.
+ Variable Rate Demand Notes - The interest rate shown is the rate as of August 31, 1997 and the maturity shown is the longer of the next interest readjusment date or the date the principal amount shown can be recovered through demand.

    AMBAC - Insured by AMBAC Indemnity Corporation.
ASSET GTY - Insured by the Asset Guaranty Insurance Corporation.
     CGIC - Insured by the Capital Guaranty Insurance Company. FNMA - Insured by the Federal National Mortgage Association.
      FSA - Insured by Financial Security Assurance.
     MBIA - Insured by the Municipal Bond Insurance Association. PSF-GTD - Permanent School Fund Guarantee.

COMPONENTS OF NET ASSETS AT AUGUST 31, 1997:
Common stock, $.01 par value, 500,000,000 shares authorized
 to the Tax-Free USA Intermediate Fund.............                 $25,090,253
Accumulated net realized loss on investments.......                    (995,275)
Net unrealized appreciation on investments.........                     798,273
                                                                     ----------
Total net assets...................................                 $24,893,251
                                                                     ==========

NET ASSET VALUE AND OFFERING PRICE FOR
 TAX-FREE USA INTERMEDIATE FUND A CLASS
Net asset value per share (A)......................                      $10.46
Sales charge (2.75% of offering price or 2.87% of amount
 invested per share) (B)...........................                        0.30
                                                                     ----------
Offering price.....................................                      $10.76
                                                                     ==========
__________________
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free USA Intermediate Fund.

                             See accompanying notes


20       1 9 9 7  a n n u a l  r e p o r t

Delaware Group Tax-Free Fund, Inc. -
Statements of Operations
Year Ended August 31, 1997
--------------------------------------------------------------------------------


                                                                 Tax-Free        Tax-Free          Tax-Free USA
                                                                 USA Fund      Insured Fund      Intermediate Fund
                                                         -------------------------------------------------------------
INVESTMENT INCOME:
Interest.................................................      $46,032,921       $5,158,252          $1,403,670
                                                               -----------       ----------          ----------

EXPENSES:
Management fees..........................................        4,082,683          488,651             125,029
Distribution expenses....................................        1,676,934          197,674              60,759
Dividend disbursing and transfer agent fees and expenses.          494,435           93,377              30,263
Accounting fees and salaries.............................          297,634           34,218              10,968
Reports and statements to shareholders...................           91,099           17,633               7,945
Registration fees........................................           27,156           28,096              18,846
Professional fees........................................           36,018           18,308              11,200
Directors' fees..........................................           13,601            4,416               3,520
Taxes (other than taxes on income).......................            6,162            1,687               2,534
Custodian fees...........................................              800              764                   0
Amortization of organization expense.....................                0                0               3,303
Other....................................................           40,407            8,509              12,959
                                                               -----------       ----------          ----------
                                                                 6,766,929          893,333             287,326
Less expenses absorbed by Delaware Management Company, Inc.             --               --            (150,826)
                                                               -----------       ----------          ----------
Total Expenses...........................................        6,766,929          893,333             136,500
                                                               -----------       ----------          ----------
NET INVESTMENT INCOME....................................       39,265,992        4,264,919           1,267,170
                                                               -----------       ----------          ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from security transactions.........       10,051,521        1,042,113              27,578
    Change in unrealized appreciation of investments during
     the period..........................................        2,978,780        1,099,718             305,500
                                                               -----------       ----------          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........       13,030,301        2,141,831             333,078
                                                               -----------       ----------          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....      $52,296,293       $6,406,750          $1,600,248
                                                               ===========       ==========          ==========


                             See accompanying notes

                                      1 9 9 7  a n n u a l  r e p o r t      21

Delaware Group Tax-Free Fund, Inc. -
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                          Year Ended 8/31/97                      Year Ended 8/31/96
                                             ------------------------------------------- ------------------------------------------
                                                                           Tax-Free USA                               Tax-Free USA
                                                Tax-Free      Tax-Free     Intermediate    Tax-Fre     Tax-Free       Intermediate
                                                USA Fun     Insured Fund      Fund         USA Fund  Insured Fund        Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................   $39,265,992    $4,264,919     $1,267,170   $44,489,437   $4,655,823     $1,176,233
Net realized gain on investments...........    10,051,521     1,042,113         27,578     3,050,129      872,909         44,088
Net change in unrealized appreciation
 of investments ...........................     2,978,780     1,099,718        305,500   (32,641,752)  (2,108,616)      (229,173)
                                              -----------    ----------     ----------   -----------   ----------     ----------
Net increase in net assets resulting
 from operations...........................    52,296,293     6,406,750      1,600,248    14,897,814    3,420,116        991,148
                                              -----------    ----------     ----------   -----------   ----------     ----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
    A Class ...............................   (37,562,093)   (4,105,498)    (1,147,363)  (43,239,363)  (4,514,658)    (1,115,274)
    B Class ...............................    (1,645,084)     (153,999)       (65,780)   (1,234,603)    (139,227)       (56,831)
    C Class ...............................       (58,814)       (5,423)       (54,027)      (15,471)      (1,938)        (4,128)
Net realized gain from security
 transactions:
    A Class ...............................    (2,961,519)     (657,491)            --    (3,755,304)    (232,860)            --
    B Class ...............................      (138,398)      (28,164)            --      (106,237)      (7,992)            --
    C Class ...............................        (4,957)       (1,087)            --            --           --             --
                                              -----------    ----------     ----------   -----------   ----------     ----------
                                              (42,370,865)   (4,951,662)    (1,267,170)  (48,350,978)  (4,896,675)    (1,176,233)
                                              -----------    ----------     ----------   -----------   ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ...............................    65,707,580     8,299,445      7,231,208    60,298,210    6,816,802      6,815,079
    B Class ...............................    11,820,404     1,177,381        745,655    16,225,670    1,756,769        654,347
    C Class ...............................     1,048,230        18,602      2,257,479       827,557      120,767        192,011
Net asset value of shares issued upon
 reinvestment of dividends from
 net investment income and net realized
 gain on security transactions:
    A Class ...............................    22,364,182     2,544,126        731,354    26,761,558    2,436,870        750,572
    B Class ...............................     1,005,202        97,771         46,197       774,002       72,362         36,339
    C Class ...............................        50,122         6,398         51,393        10,267        1,932          3,898
                                              -----------    ----------     ----------   -----------   ----------     ----------
                                              101,995,720    12,143,723     11,063,286   104,897,264   11,205,502      8,452,246
                                              -----------    ----------     ----------   -----------   ----------     ----------
Cost of shares repurchased:
    A Class ...............................  (182,537,900)  (15,013,442)    (9,242,056) (112,501,070) (13,455,627)    (5,274,033)
    B Class ...............................    (7,991,403)   (1,087,056)      (470,777)   (3,753,680)    (832,530)      (133,797)
    C Class ...............................      (410,984)      (57,472)    (1,090,281)       (7,217)         (99)           (99)
                                              -----------    ----------     ----------   -----------   ----------     ----------
                                             (190,940,287)  (16,157,970)   (10,803,114) (116,261,967) (14,288,256)    (5,407,929)
                                              -----------    ----------     ----------   -----------   ----------     ----------
Increase (decrease) in net assets
 derived from capital share transactions ..   (88,944,567)   (4,014,247)       260,172   (11,364,703)  (3,082,754)     3,044,317
                                              -----------    ----------     ----------   -----------   ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS......   (79,019,139)   (2,559,159)       593,250   (44,817,867)  (4,559,313)     2,859,232

NET ASSETS:
Beginning of year .........................   731,431,486    84,644,418     24,300,001   776,249,353   89,203,731     21,440,769
                                              -----------    ----------     ----------   -----------   ----------     ----------
End of year ...............................  $652,412,347   $82,085,259    $24,893,251  $731,431,486  $84,644,418    $24,300,001
                                             ============   ===========    ===========  ============  ===========    ===========

                             See accompanying notes


22                     1 9 9 7  a n n u a l  r e p o r t

Delaware Group Tax-Free Fund, Inc. -
Financial Highlights
-------------------------------------------------------------------------------
  Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                           Tax-Free USA Fund A Class
                                                                            -----------------------------------------------------
                                                                                             Year Ended August 31,
                                                                                 1997       1996      1995      1994      1993
Net asset value, beginning of period ......................................    $11.550    $12.070   $12.040   $12.640   $12.130

Income from investment operations:
 Net investment income ....................................................      0.666      0.696     0.746     0.751     0.751
 Net realized and unrealized gain (loss) from investments .................      0.210     (0.460)    0.030    (0.566)    0.610
                                                                               -------    -------   -------   -------   -------
 Net increase in net assets from investment operations.....................      0.876      0.236     0.776     0.185     1.361
                                                                               -------    -------   -------   -------   -------

Less dividends and distributions:
 Dividends from net investment income .....................................     (0.666)    (0.696)   (0.746)   (0.751)   (0.751)
 Distributions from net realized gain on security transactions ............     (0.050)    (0.060)     none    (0.034)   (0.100)
                                                                               -------    -------   -------   -------   -------
 Total dividends and distributions ........................................     (0.716)    (0.756)   (0.746)   (0.785)   (0.851)
                                                                               -------    -------   -------   -------   -------

Net asset value, end of period ............................................    $11.710    $11.550   $12.070   $12.040   $12.640
                                                                               =======    =======   =======   =======   =======

Total return(1) ...........................................................      7.79%      1.91%     6.74%     1.49%    11.66%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................................    $615,85   $700,853  $758,470  $745,796  $762,574
 Ratio of expenses to average net assets ..................................      0.94%      0.94%     0.92%     0.89%     0.89%
 Ratio of net investment income to average net assets .....................      5.73%      5.82%     6.29%     6.07%     6.10%
 Portfolio turnover .......................................................        44%        42%       27%       10%       12%


                                                                                                                Tax-Free USA
                                                                   Tax-Free USA Fund B Class                    Fund C Class
                                                       ------------------------------------------------ ---------------------------
                                                                                           05/02/94(2)                   11/29/95(2)
                                                            Year Ended August 31,              TO        Year Ended         TO
                                                          1997      1996      1995          08/31/94      08/31/97       08/31/96
Net asset value, beginning of period.................   $11.550   $12.070    $12.040        $12.080       $11.550        $12.230

Income from investment operations:
 Net investment income ..............................     0.573     0.600      0.649          0.214         0.573          0.450
Net realized and unrealized gain (loss)
 from investments....................................     0.210    (0.460)     0.030         (0.040)        0.210         (0.620)
                                                        -------   -------    -------        -------       -------        -------
Net increase (decrease) in net assets from
 investment operations ..............................     0.783     0.140      0.679          0.174         0.783         (0.170)
                                                        -------   -------    -------        -------       -------        -------

Less dividends and distributions:
 Dividends from net investment income................    (0.573)   (0.600)    (0.649)        (0.214)       (0.573)        (0.450)
 Distributions from net realized gain on security
  transactions.......................................    (0.050)   (0.060)      none           none        (0.050)        (0.060)
                                                        -------   -------    -------        -------       -------        -------
 Total dividends and distributions ..................    (0.623)   (0.660)    (0.649)        (0.214)       (0.623)        (0.510)
                                                        -------   -------    -------        -------       -------        -------
Net asset value, end of period ......................   $11.710   $11.550    $12.070        $12.040       $11.710        $11.550
                                                        =======   =======    =======        =======       =======        =======

Total return(1)......................................     6.94%     1.11%      5.88%          1.45%         6.94%         (1.44%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted).............   $35,055   $29,773    $17,779         $3,937        $1,505           $805
 Ratio of expenses to average net assets.............     1.74%     1.74%      1.74%          1.74%         1.74%          1.74%
 Ratio of net investment income to average net assets     4.93%     5.03%      5.47%          5.22%         4.93%          5.03%
 Portfolio turnover .................................       44%       42%        27%            10%           44%            42%

----------------
(1) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.


                     1 9 9 7  a n n u a l  r e p o r t                      23

-------------------------------------------------------------------------------
   Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                           Tax-Free Insured Fund A Class
                                                                            -----------------------------------------------------
                                                                                             Year Ended August 31,
                                                                                 1997       1996      1995      1994      1993
Net asset value, beginning of period......................................     $10.860    $11.050   $11.020   $11.680   $11.310

Income from investment operations:
 Net investment income ...................................................       0.573      0.588     0.639     0.622     0.638
 Net realized and unrealized gain (loss) from investments ................       0.281     (0.160)    0.030    (0.560)    0.400
                                                                               -------    -------   -------   -------   -------
 Net increase in net assets from investment operations ...................       0.854      0.428     0.669     0.062     1.038
                                                                               -------    -------   -------   -------   -------

Less dividends and distributions:
 Dividends from net investment income ....................................      (0.573)    (0.588)   (0.639)   (0.622)   (0.638)
 Distributions from net realized gain on security transactions............      (0.091)    (0.030)     none    (0.100)   (0.030)
                                                                               -------    -------   -------   -------   -------
 Total dividends and distributions........................................      (0.664)    (0.618)   (0.639)   (0.722)   (0.668)
                                                                               -------    -------   -------   -------   -------
Net asset value, end of period............................................     $11.050    $10.860   $11.050   $11.020   $11.680
                                                                               =======    =======   =======   =======   =======

Total return(1)...........................................................       8.07%      3.88%     6.33%     0.54%     9.48%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................................     $78,377    $81,149   $86,756   $91,235   $96,118
 Ratio of expenses to average net assets .................................       1.05%      0.98%     0.98%     0.98%     0.98%
 Ratio of net investment income to average net assets ....................       5.23%      5.29%     5.89%     5.48%     5.58%
 Portfolio turnover.......................................................         42%        45%       68%       56%        8%




                                                                                                                Tax-Free Insured
                                                                 Tax-Free Insured Fund B Class                     Fund C Class
                                                       ------------------------------------------------ ---------------------------
                                                                                           05/02/94(2)                   11/29/95(2)
                                                            Year Ended August 31,              TO        Year Ended         TO
                                                          1997      1996      1995          08/31/94      08/31/97       08/31/96
Net asset value, beginning of period.................   $10.860   $11.050   $11.020          $10.990      $10.860        $11.260

Income from investment operations:
 Net investment income...............................     0.485     0.499     0.550            0.179        0.485          0.375
 Net realized and unrealized gain (loss)
  from investments...................................     0.281    (0.160)    0.030            0.030        0.281         (0.370)
                                                        -------   -------   -------          -------      -------        -------
 Net increase in net assets from investment
  operations ........................................     0.766     0.339     0.580            0.209        0.766          0.005
                                                        -------   -------   -------          -------      -------        -------

Less dividends and distributions:
 Dividends from net investment income................    (0.485)   (0.499)   (0.550)          (0.179)      (0.485)        (0.375)
 Distributions from net realized gain on
  security transactions .............................    (0.091)   (0.030)     none             none       (0.091)        (0.030)
                                                        -------   -------   -------          -------      -------        -------
 Total dividends and distributions...................    (0.576)   (0.529)   (0.550)          (0.179)      (0.576)        (0.405)
                                                        -------   -------   -------          -------      -------        -------
Net asset value, end of period ......................   $11.050   $10.860   $11.050          $11.020      $11.050        $10.860
                                                        =======   =======   =======          =======      =======        =======

Total return(1)......................................     7.21%     3.05%     5.47%            1.91%        7.21%          0.01%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).............    $3,619    $3,375    $2,448             $826          $89           $120
 Ratio of expenses to average net assets.............     1.85%     1.78%     1.80%            1.83%        1.85%          1.78%
 Ratio of net investment income to average net assets     4.43%     4.48%     5.07%            4.63%        4.43%          4.48%
 Portfolio turnover .................................       42%       45%       68%              56%          42%            45%

--------------------
(1) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.


24                     1 9 9 7  a n n u a l  r e p o r t

-------------------------------------------------------------------------------
  Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                     Tax-Free USA Intermediate Fund A Class
                                                                          ---------------------------------------------------------
                                                                                                                        01/07/93(1)
                                                                                     Year Ended August 31,                  TO
                                                                           1997         1996       1995       1994       08/31/93
Net asset value, beginning of period...................................  $10.320      $10.410    $10.320    $10.630       $10.000

Income from investment operations:
 Net investment income ................................................    0.524        0.550      0.550      0.530         0.330
 Net realized and unrealized gain (loss) from investments .............    0.140       (0.090)     0.090     (0.310)        0.630
                                                                         -------      -------    -------    -------       -------
 Net increase in net assets from investment operations ................    0.664        0.460      0.640      0.220         0.960
                                                                         -------      -------    -------    -------       -------

Less dividends and distributions:
 Dividends from net investment income .................................   (0.524)      (0.550)    (0.550)    (0.530)       (0.330)
 Distributions from net realized gain on security transactions.........     none         none       none       none          none
                                                                         -------      -------    -------    -------       -------
 Total dividends and distributions.....................................   (0.524)      (0.550)    (0.550)    (0.530)       (0.330)
                                                                         -------      -------    -------    -------       -------
Net asset value, end of period ........................................  $10.460      $10.320    $10.410    $10.320       $10.630
                                                                         =======      =======    =======    =======       =======

Total return(2)........................................................    6.57%        4.52%      6.43%      2.09%         9.75%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .............................   $21,635      $22,617    $20,492    $28,193       $14,684
 Ratio of expenses to average net assets .............................     0.43%(3)     0.25%(3)   0.25%(3)   0.25%(3)      0.25%(3)
 Ratio of net investment income to average net assets.................     5.03%(4)     5.29%(4)   5.37%(4)   5.00%(4)      4.84%(4)
 Portfolio turnover ..................................................       34%          15%        63%        81%            53%


                                                                                                     Tax-Free USA Intermediate
                                                        Tax-Free USA Intermediate Fund B Class             Fund C Class
                                                  ----------------------------------------------------------------------------------
                                                                                   05/02/94(1)                          11/29/95(1)
                                                        Year Ended August 31,         TO          Year Ended                TO
                                                     1997        1996      1995     08/31/94       08/31/97              08/31/96
Net asset value, beginning of period ............  $10.320     $10.410    $10.320   $10.230        $10.320               $10.480

Income from investment operations:
 Net investment income...........................    0.436       0.460      0.460     0.150          0.436                 0.350
 Net realized and unrealized gain (loss)
  from investments ..............................    0.140      (0.090)     0.090     0.090          0.140                (0.160)
                                                   -------     -------    -------   -------        -------               -------
 Net increase in net assets from investment
  operations.....................................    0.576       0.370      0.550     0.240          0.576                 0.190
                                                   -------     -------    -------   -------        -------               -------

Less dividends and distributions:
 Dividends from net investment income............   (0.436)     (0.460)    (0.460)   (0.150)        (0.436)               (0.350)
 Distributions from net realized gain on
  security transactions..........................     none        none       none      none           none                  none
                                                   -------     -------    -------   -------        -------               -------
 Total dividends and distributions...............   (0.436)     (0.460)    (0.460)   (0.150)        (0.436)               (0.350)
                                                   -------     -------    -------   -------        -------               -------
Net asset value, end of period ..................  $10.460     $10.320    $10.410   $10.320        $10.460               $10.320
                                                   =======     =======    =======   =======        =======               =======

Total return(2) .................................    5.67%       3.63%      5.53%     2.31%          5.67%                 1.84%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).........   $1,832      $1,490       $949      $597         $1,426                  $193
 Ratio of expenses to average net assets ........    1.28%(5)    1.10%(5)   1.10%(5)  1.10%(5)       1.28%(7)              1.10%(7)
 Ratio of net investment income to average net
  assets..........................................   4.18%(6)    4.44%(6)   4.52%(6)  4.15%(6)       4.18%(8)              4.44%(8)
 Portfolio turnover...............................     34%         15%        63%       81%            34%                   15%

------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 2.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1.0 -- 2.0% depending upon the holding period for Class B and Class C shares.
(3) Ratio of expenses to average net assets prior to expense limitation was 1.02% for the year ended August 31, 1997, 0.95% for 1996, 1.07% for 1995,
    1.19% for 1994 and 1.94% for the period ended August 31, 1993.

(4) Ratio of net investment income to average net assets prior to the expense limitation was 4.44% for the year ended August 31, 1997, 4.59% for 1996, 4.55% for 1995, 4.06% for 1994 and 3.15% for the period ended August 31, 1993.
(5) Ratio of expenses to average net assets prior to expense limitation was 1.87% for the year ended August 31, 1997, 1.80% for 1996, 1.92% for 1995 and
    2.04% for the period ended August 31, 1994.
(6) Ratio of net investment income to average net assets prior to expense limitation was 3.59% for the year ended August 31, 1997, 3.74% for 1996, 3.70% for 1995 and 3.21% for the period ended August 31, 1994.
(7) Ratio of expenses to average net assets prior to expense limitation was 1.87% for the year ended August 31, 1997 and 1.80% for the period ended August 31, 1996.
(8) Ratio of net investment income to average net assets prior to expense limitation was 3.59% for the year ended August 31, 1997 and 3.74% for the period ended August 31, 1996.


                     1 9 9 7  a n n u a l  r e p o r t                      25

Delaware Group
Tax-Free Fund, Inc. -
Notes to Financial Statements
August 31, 1997
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc. (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers three portfolios, the Tax-Free USA Fund, the Tax-Free Insured Fund and the Tax-Free USA Intermediate Fund. Each portfolio offers three classes of shares.

The investment objective of the Tax-Free USA Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

The investment objective of the Tax-Free Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays monthly, and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, 0.60% of the average daily net assets of the Tax- Free Insured Fund and 0.50% of the average daily net assets of the Tax-Free USA Intermediate Fund. DMC has elected voluntarily to waive its fee and absorb those expenses of the Tax-Free USA Intermediate Fund to the extent that the Fund's annual operating expenses exceed 0.10% of average daily net assets exclusive of 12b-1 expenses through December 31, 1996, 0.35% for the period of January 1, 1997 thru June 30, 1997 and 0.45% as of July 1, 1997. Total expenses absorbed or waived by DMC for the year ended August 31, 1997 were $150,826. At August 31, 1997 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $3,656 for the Tax-Free USA Intermediate Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of
DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended August 31, 1997, the Tax-Free USA Fund, the Tax-Free Insured Fund and the Tax-Free USA Intermediate Fund expensed $494,435, $93,377 and $30,263 for dividend disbursing and transfer agent services and $213,110, $25,460 and $8,203 for accounting services and had liabilities for such fees and other expenses payable to DSC for $37,000, $5,000 and $6,173, respectively.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund and 0.15% of the average daily net assets of the Tax-Free USA Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Class for all three portfolios. For the year ended August 31, 1997, the Funds had a liability for distribution fees and other expenses payable to DDLP of $129,472, $15,739 and $1,385. DDLP earned $104,830, $15,236 and $4,292 for commissions on sales of the Tax-Free USA Fund A Class, Tax-Free Insured Fund A Class and the Tax-Free USA Intermediate Fund A Class, respectively.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.


26     1 9 9 7  a n n u a l  r e p o r t

--------------------------------------------------------------------------------

3. Investments
During the year ended August 31, 1997, the Fund had purchases and sales of investment securities other than temporary cash investments as follows:

                          Tax-Free        Tax-Free           Tax-Free USA
                          USA Fund      Insured Fund       Intermediate Fund
                          --------      ------------       -----------------
Purchases:............. $302,688,848     $34,099,665          $9,091,757
Sales:.................  393,992,434      38,423,697           8,499,446

Investment securities based on cost for Federal income tax purposes at August 31, 1997 are as follows:

                          Tax-Free        Tax-Free           Tax-Free USA
                          USA Fund      Insured Fund       Intermediate Fund
                          --------      ------------       -----------------
Cost of investments.... $620,853,893     $78,620,748          $23,989,949
Aggregate unrealized
 appreciation..........   52,859,976       5,313,458              805,691
Aggregate unrealized
depreciation...........   29,674,330       1,929,000                7,418
Net unrealized
 appreciation..........   23,185,646       3,384,458              798,273

For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 1997 of $995,275 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $371,621 and 2003 - $623,654.

4. Capital Stock
Transactions in capital stock were as follows:
                                                    Tax-Free USA Fund
                                        -----------------------------------
                                           Year Ended          Year Ended
                                            08/31/97            08/31/96
                                        ----------------      -------------
Shares sold:
 A Class..........................         5,645,645            5,026,095
 B Class..........................         1,015,397            1,356,289
 C Class..........................            89,711               69,470

Shares issued upon reinvestment of dividends from
 net investment income and realized gains:
 A Class..........................         1,917,246            2,233,585
 B Class..........................            86,179               64,824
 C Class..........................             4,299                  873
                                         -----------           ----------
                                           8,758,477            8,751,136
                                         -----------           ----------
Shares repurchased:
 A Class..........................       (15,671,660)          (9,419,181)
 B Class..........................          (686,818)            (316,170)
 C Class..........................           (35,231)                (612)
                                         -----------           ----------
                                         (16,393,709)          (9,735,963)
                                         -----------           ----------
Net Decrease......................        (7,635,232)            (984,827)
                                         ===========           ==========

                                               Tax-Free Insured Fund
                                        -----------------------------------
                                           Year Ended          Year Ended
                                            08/31/97            08/31/96
                                        ----------------      -------------
Shares sold:
 A Class..........................           757,507              614,995
 B Class..........................           106,909              157,540
 C Class..........................             1,691               10,879

Shares issued upon reinvestment of
 dividends from net investment income
 and realized gains:
 A Class..........................           231,402              218,789
 B Class..........................             8,892                6,507
 C Class..........................               582                  176
                                         -----------           ----------
                                           1,106,983            1,008,886
                                         -----------           ----------
Shares repurchased:
 A Class..........................        (1,368,970)          (1,208,558)
 B Class..........................           (99,060)             (74,637)
 C Class..........................            (5,274)                  (9)
                                         -----------           ----------
                                          (1,473,304)          (1,283,204)
                                         -----------           ----------
Net Decrease......................          (366,321)            (274,318)
                                         ===========           ==========

                                          Tax-Free USA Intermediate Fund
                                        -----------------------------------
                                           Year Ended          Year Ended
                                            08/31/97            08/31/96
                                       ----------------      -------------
Shares sold:
 A Class..........................           694,060              656,206
 B Class..........................            71,587               62,607
 C Class..........................           216,226               18,361

Shares issued upon reinvestment of
 dividends from net investment income:
 A Class..........................            70,127               72,116
 B Class..........................             4,414                3,495
 C Class..........................             4,931                  377
                                         -----------           ----------
                                           1,061,345              813,162
                                         -----------           ----------
Shares repurchased:
 A Class..........................          (886,958)            (506,192)
 B Class..........................           (45,185)             (12,876)
 C Class..........................          (103,591)                 (10)
                                         -----------           ----------
                                          (1,035,734)            (519,078)
                                         -----------           ----------
Net Increase......................            25,611              294,084
                                         ===========           ==========

5. Lines of Credit
The Fund has committed lines of credit of $18,600,000 for the Tax-Free USA Fund, $2,200,000 for the Tax-Free Insured Fund and $600,000 for the Tax-Free USA Intermediate Fund. No amount was outstanding at August 31, 1997, or at any time during the fiscal year.

6. Concentrations of Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

1 9 9 7  a n n u a l  r e p o r t       27

Delaware Group Tax-Free Fund, Inc. -
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Tax-Free Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund, Inc. (comprised of the Tax-Free USA Fund, the Tax-Free Insured Fund, and the Tax-Free USA Intermediate Fund) as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspo ndence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, for each of the respective portfolios constituting the Delaware Group Tax-Free Fund, Inc. at August 31, 1997, their financial position, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 8, 1997


28      1 9 9 7  a n n u a l  r e p o r t

This annual report is for the information of National Tax-Free Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for National Tax-Free Funds, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statem ent of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman, President and Chief Executive Officer,
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer,
Lincoln National Investment Companies, Inc.
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer,
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President,
Secretary and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA
directors & officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current National Tax-Free Funds prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.




For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London

Printed in the USA on
recycled paper

(253)
AR-011[8/97]TKO10/97